Exhibit 99.1

Lifeway Foods, Inc. ANNUAL SHAREHOLDERS MEETING 2025

Forward Looking Statements 2 This presentation contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives. These statements use words, and variations of words, such as “will,” “expect,” “next,” “project,” “potential,” “continue,” “trend,” “outlook,” and “grow.” Other examples of forward looking statements may include, but are not limited to, ( i ) projections of revenues, income or loss, earnings or losses per share, capital expenditures, dividends, capital structure and other financial items, (ii) statements of our plans and objectives, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulatory authorities, (iii) statements of future economic performance, and (iv) statements of assumptions underlying other statements and statements about Lifeway or its business. You are cautioned not to rely on these forward - looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, our actual results could vary materially from our expectations and projections. These risks, uncertainties, and other factors include: price competition; the decisions of customers or consumers; the actions of competitors; changes in the pricing of commodities; the effects of government regulation; and possible delays in the introduction or acceptance of new products. A further list and description of these risks, uncertainties, and other factors can be found in Lifeway’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2024, and our subsequent filings with the SEC. Copies of these filings are available online at https://www.sec.gov, http://lifewaykefir.com/investor - relations/, or on request from Lifeway. Information in this presentation is as of the dates and time periods indicated therein, and Lifeway does not undertake to update any of the information contained in these materials. Accordingly, YOU SHOULD NOT RELY ON THE ACCURACY OF ANY OF THE STATEMENTS OR OTHER INFORMATION CONTAINED IN ANY ARCHIVED PRESENTATIONS.

Lifeway Foods: Leader in Gut Health

Lifeway's Mission Statement

At Lifeway, we're here to provide the best in nutritious, probiotic-rich foods that support health and well-being. We're working to make the world a better place through initiatives focused on helping people and the planet.

love your guts

Lifeway

About Us

- #1 Kefir and Farmer Cheese Brand in U.S.
- Category Leader for Over 35 Years
- Sold Nationally & Internationally
- Support Our Local Communities
- Manufactured in IL, WI, PA & CA
- Publicly traded on NASDAQ



Lifeway Foods

Entrepreneur

This Family Business Begun in a Basement Has Gone Big Time

Forbes

Daughter Grows Family Business



Sustainability

100% GREEN POWER USERS

EPA

Renewable Energy Credits offset 100% of electricity used at Lifeway facilities



Increased Capacity at Waukesha, WI Plant

USDA ORGANIC | PFAS | rBST FREE | CERTIFIED GLUTEN FREE | cRc Kosher Certification | ENERGY ATTRIBUTE CERTIFICATES | FARM



Cooling H_2O
Steam
102°C
102°C
37°C
Media
Heat exchanger (heating)
Heat exchanger (cooling)
Filter
Drain
H_2O
Condensate
H_2O

Process improvements at the Morton Grove, IL facility will lead to less gas used, less heating energy, and quicker pasteurization.



Lifeway PROBUGS

Post-consumer recycled pouches, 30% less plastic in caps



Lifeway
ORGANIC
KEFIR

I'm green BIO-BASED

- Lifeway's 8oz bottles are made from sugarcane, a 100% renewable energy source
- 100% recyclable
- Helps reduce greenhouse gases
- Potentially switching 32oz bottles to this material

LED LIGHTS



SAVE ENERGY

USDA Organic is Regenerative, and so much more!

USDA Organic is the only environmental label claim in the US that is backed by third party certification and federal oversight, which provides traceability from farm to consumer

Lifeway EST. 1986

3

Why Lifeway Kefir 4 9 Reasons to Drink Lifeway Kefir

Health 5 The health beneﬁts are so science - backed, they sound like magic “Keﬁr is a more powerful probiotic than yogurt” – Healthline “In general, Keﬁr is better for you than yogurt as it contains more strains of probiotics and beneﬁcial yeast. – Cleveland Clinic “Protects consumers from enteric infections and improves immune and metabolic health.” “A review of 19 studies examining the effect of fermented foods, including keﬁr, on the gut microbiota found that these foods help modify the microbial makeup of the gut and may help improve immunity and metabolic factors [2] .” – Forbes Health

Lifeway is sold in every major grocery chain in the U.S. 6

Highlights of the Year: New Products & New Distribution 7 New Distribution

How will we continue our incredible household penetration and revenue growth? 8 PRICE 1. Offer exceptional value 2. Showcase cost per ounce advantage PRODUCT 1. Grow number of items on shelf 2. Innovation / expansion of existing items PROMOTIONS 1. More demos 2. More displays 3. Advertising and digital promos PLACE/DISTRIBUTION 1. New retailers (BJ’s, Costco) 2. Increase store count 3. New channels (Food Service) to increase awareness

… 9 Lifeway had strong household growth, repeat purchase and loyalty Source : TriLens Panel Total Outlets L52wks & L26wks 10.5.25; SPINS YTD 10.5.25 Lifeway Kefir Total Outlets 4.3 4.8 5.5 2023 2024 2025 L52wks 10.5.25 vs prior years Lifeway Kefir Household Penetration Repeat Purchase 62% High Loyalty 59% Total Lifeway within US MULO grew +20% dollars and +24% units

10 Lifeway Grew +151% in 6 years! $75 $92 $97 $118 $139 $167 $188 +$113M 151% MULO Brand Lifeway (Kefir & FC) – Dollars (Millions) Full Year comparison Source: SPINS; 2019 – Est 2025 2019 2020 2021 2022 2023 2024 Est 2025

Gen Z Shoppers

59% of Gen Z shoppers report following a "high protein" diet and have shifted back to animal-based products to fulfill nutrition goals alongside plant protein.


HIGH PROTEIN
53%
59%
Millenials
Gen Z

+12.6%
Animal Protein
Functional Ingredient

+11.3%
Plant Protein
Functional Ingredient

-1.3%
Plant Based
Diet Friendly



Millennials and Gen Z over-index in spend on items with Protein functional ingredients. *While Gen Z only makes up 4% of buyers, they spend 17% more than Gen X (31% buyer share).*

Source: July 2025 SPINS survey of total U.S. Gen Z and Millennial shoppers aged 13-44 (n = 1000) "Do you follow any of the following dietary restrictions?"
SPINS Satori Total US Natural Expanded & Mulo Conv (Powered by Circana) | YTD 06/15/2025
SPINS TriLens Panel (Powered by Circana), Total US All Outlets, 52 weeks ending 06/15/2025

11

GLP - 1 and Lifeway Kefir’s benefits to gut health 12 • Loss of Lean muscle mass • Gastrointestinal issues • Loss of key nutrients Side Effects of GLP - 1 medications: How can Lifeway Kefir help with side effects of GLP - 1 medications? Improved Gut Health Probiotic Powerhouse Packed with Protein Nutrient - Rich Excellent source of vitamin D Reduced Inflammation Immune System Support Excellent source of vitamin B12 Naturally Gluten - Free Excellent source of Calcium Improved Nutrient Absorption

Expanding Lifeway 8oz for Grab & Go Shoppers, Reducing Barrier to Entry Source: SPINS; All Channels L52wks 4.23.23; IRI 3.26.23 • Growing +58% units • Strong Hispanic loyalty • Appeals to all demographics • Top tier marketing, media and social media • Early acceptance from top tier c - stores • National Distribution Lifeway LF Conventional 8oz highly skewed towards: 2 - Person Household Established Workers (45+yrs, no kids) Retired 13 Lifeway grew +24% dollars and +10% units in ALL channels Upper Income Young Boomer

Exciting, Buzzy, On - Trend Flavors in Whole Milk Organic 8oz Upper Income Who is the consumer? Lower Income Gen Z Upper Income Whole Milk Organic Lactose - Free 8oz Flavor Fusions Bringing excitement to the category! Source: Flavor & The Menu “Gen Z: Ready for the World” 12. 22; Food & Beverage Insider “Keys to food, beverage product success for Gen Z” 1.24; Edlong & Food Dive “Flavor Fusion: How to Quickly & Deliciously Transform Foods & Beverages into Functional Powerhouses” 2024 • Gen Z is more likely than any other generation to order new flavor experiences on the menu • 51% will try a new food just because it sounds exciting • 44% love trying new foods, the crazier and more unique the better • Half of Gen Zers like to have more meals with unique flavors or different cuisines • 32% of Gen Z love trying new types of foods • 71% of Millennials and Gen Z prefer meals they can enjoy on the go 8oz has proven to be incremental to 32oz & the category 14

Starting Healthy Habits Early with ProBugs

Putting ProBugs in lunchboxes across America


lunchesandlittles
lunchesandlittles I'm not sure how it's possible, but we only have 9 MORE DAYS of school left over here before summer. Seriously, so WILD!!
But even as the school lunch packing comes to an end, we are still packing up the good stuff while we can because between end of year testing, field trips and other year end activities, the kiddos need to stay fueled!
Between the chicken nuggets, homemade ranch dip, produce and @lifewaykefir ProBugs pouch, this lunch packs 30 TOTAL GRAMS of protein! Wowzers!
So, if you are looking for a tasty, nutrient dense treat or lunch box add-in for your littles, for the end of the school year and beyond (hello, camp lunches and summer snacks, etc.), consider these ProBugs pouches from Lifeway Foods. They're so good and come in tasty, fun flavors including: Strawnana (shown above), Creamy Orange and Goo-Berry. Yum!
For more lunchbox and recipe inspo. stay tuned right here @lunchesandlittles and check out @lifewaykefir too! And of course, be sure to look
9 MORE DAYS!
Add a comment...
tiffany3366 and lifewaykefir
Paid partnership
Global Genius • Phantom Surf Break (Reels Sound - Reveal)
tiffany3366 Beach Day
Where is our happy place? The BEACH We had a blast in Gulf Shores last month on vacation- we didn't want to leave!! All the sun, sand, waves, & @lifewaykefir ProBugs definitely spoiled Cora We cannot wait to go back!! Luckily for Cora... she doesn't have to wait to enjoy ProBugs, that can be done anytime!!.
#ad #LoveYourGuts #MadeWithLifeway #GutTalk #ItTakesGuts #DiscoverLifeway
lifewaykefir We're loving this fun way to enjoy Lifeway ProBugs!
Liked by juliesmolyansky and 13,677 others
November 16
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On the beach enjoying Lifeway ProBugs
Lifeway ProBugs ORGANIC KEFIR Cultured Whole Milk
GOO-BERRY
CREAMY ORANGE
STRAWNANA

New equipment more than triples efficiency, reduces labor and increases capacity. Post-consumer recycled pouches, 30% less plastic in caps.

COMING SOON

Lifeway Whole Milk Conventional ProBugs


Lifeway ProBugs LACTOSE FREE KEFIR CULTURED WHOLE MILK
GOO-BERRY
STRAWNANA
CREAMY ORANGE
SUPPORTS GUT HEALTH
NO SPILL SPOUT

PR Newswire

Lifeway® Foods Expands Beloved ProBugs® Kefir Line with New Conventional Whole Milk Pouches in Three Fun Flavors

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Lifeway Farmer Cheese Converting Cottage Cheese Consumers 16 • 12 live & active probiotic cultures • Dry Curd Cheese • 2% milk (Reduced Fat) • High Protein (15g) • Low Sodium (40mg)/No salt added • Total Carbs (4g) • Good source of Calcium Whole Milk Organic Farmer Cheese & Whole Milk Conventional Farmer Cheese

Innovation


COMING SOON
LIVE & ACTIVE PROBIOTICS
Lifeway
EST. 1986
MUSCLE MATES™
PROTEIN + CREATINE
WITH KEFIR CULTURES
5G CREATINE PER SERVING
20G PROTEIN PER SERVING
50 BILLION CFU*
LACTOSE FREE
MIXED BERRY
STRAWBERRY BANANA
VANILLA
NATURALLY FLAVORED WITH OTHER NATURAL FLAVORS
8 FL OZ (236mL)

PR Newswire

Lifeway Foods Announces Muscle Mates™: A Breakthrough Functional Beverage with Creatine, Protein and Probiotics Disrupting the Fitness Nutrition Category

MORTON GROVE, Ill., Sept. 8, 2025 /PRNewswire/ -- Lifeway Foods, Inc. (Nasdaq: LWAY) ("Lifeway" or "the Company"), a leading U.S. supplier of kefir and fermented probiotic products that support the microbiome, is proud to announce Muscle Mates™, an innovative, ready-to-drink functional beverage that pairs 20 grams of protein with 5 grams of creatine and Lifeway's 12 live and active probiotic cultures. Set to hit shelves in grocery stores, fitness centers and select retailers nationwide by year-end, Muscle Mates™ is poised to satisfy growing consumer demand for performance-driven, wellness-conscious products.

Triple-Benefit Performance Meets Research-Backed Nutrition
Lifeway Muscle Mates™ delivers a powerful trifecta:

- Protein – builds and repairs muscle
- Creatine – enhances strength, endurance, recovery and cognitive performance
- Probiotics – support gut health and digestion

Creatine has evolved from a niche supplement into a versatile super-nutrient with a wide spectrum of benefits. Recent research has focused on potential benefits for heart health, mental health and Alzheimer's patients. It remains one of the most affordable options available, with decades of scientific research backing its safety and effectiveness.

Lifeway Meets the Moment
"Muscle Mates™ is an exciting step forward in functional nutrition," said Julie Smolyansky, CEO of Lifeway Foods. "Our goal is to bring together the best of performance and wellness by offering support for strength, recovery, focus and gut health in one convenient and great-tasting format. We see opportunities to serve a wide range of consumers, from athletes and fitness enthusiasts to those simply looking to support their overall well-being. I am particularly eager to highlight creatine's emerging relevance for women, as more are exploring its potential role in energy, performance and healthy aging."

Source: PR Newswire 09.08.2025

17

Innovation 18 Colostrum Colostrum is the first form of milk produced by the mammary glands of humans and other mammals immediately following delivery of the newborn. Animal colostrum may be called beestings, the traditional word from Old English dialects. Most species will begin to generate colostrum just prior to giving birth. Source: Wikipedia "Lifeway has always been ahead of the curve," said Julie Smolyansky, CEO of Lifeway Foods. "We introduced kefir to mainstream America, and we launched a dietary supplement with kefir and colostrum 30 years before anyone else was ready. We started a conversation. Now that colostrum has gone mainstream and kefir is booming, it's the perfect time to reintroduce this powerful combination with Basics Plus. Many of the leading probiotic shots contain water, brown rice powder and sugar as their key ingredients. I believe there's an opportunity to bring consumers a higher - quality product, made with better ingredients, that is both nutritious and more affordable than what's currently on the market." MORTON GROVE, Ill., Aug. 22, 2025 /PRNewswire/ -- Lifeway Foods, Inc. (NASDAQ: LWAY ) (Lifeway or The Company), a leading supplier of kefir and fermented probiotic products to support the microbiome, today announced the comeback of its Basics Plus Ρ line of kefir and colostrum supplement shots, a product that first debuted nearly three decades ago. Lifeway Foods Relaunches Basics Plus Ρ Line of Kefir and Colostrum Shots, Reviving a Functional Food Innovation 30 Years Ahead of Its Time Source : PR Newswire 8.22.25; Wikipedia

Marketing That Drives Results

152 million
impressions across social platforms, including both organic impressions and ads
Jan – Dec 2025

19.3k
community-created posts
Jan – Dec 2025

High-quality media placements with Lifeway brand mentions generated ~3.6 billion potential reach.

Top-tier publications featured Lifeway and Lifeway products.

2025 NOTABLE PLACEMENTS:

Health Digest, Tasting Table, mindbodygreen, Forbes, CNET, USA TODAY, GQ, TODAY, MEN'S JOURNAL, VOGUE, REAL SIMPLE, The Guardian, EatingWell, well+good, FORTUNE, food network, BUSINESS INSIDER, Prevention, redbook, GLAMOUR, Eat This, Not That!, GOOD HOUSEKEEPING, Women's Health, verywell health, NEW YORK POST, BuzzFeed

Socials


Bethany Frankel
the Real Housewives
OF NEW YORK CITY
At The Level Supermodel Snack


TikTok
Lifeway Kefir
136 Following
27.3K Followers
195.6K Likes
Message
#LifewayLovesYourGuts
#DiscoverLifeway
https://linktr.ee/LifewayFoods


YouTube
lifewaykefir
Subscribe
Home Videos Shorts Playlists
Videos
Lifeway CEO Julie Smolyansky on Bloomberg...
The Story of Lifeway Kefir

Media


Lifeway


LIMOR SUSS


Lifeway Foods CEO on Customer Demand
Bloomberg
TELEVISION

19

Influencer Marketing 20 Making Lifeway Kefir a staple for on - the - go and in every kitchen

Influencer Marketing 21 Introducing Lifeway Farmer Cheese as a cottage cheese upgrade 53.5k Likes 40.4k Comments 55k Likes 184 Comments 29.1k Likes 280 Comments 77.5k Likes 1.5k Comments 51.2k Likes 1.4k Comments

22 Public Relations 22 In 2025, Lifeway received 208 media placements in target outlets resulting in a potential audience reach of more than 3.6 billion in top wellness, business, lifestyle and trade outlets.* Data as of December 11, 2035

Highlights of the Year: Awards and NASDAQ Closing Bell 23

Highlights of the Year: Brand Collaboration and Pop Culture 24 Brand

Highlights of the Year: National Kefir Day and 40 th Year Celebration 25 25

Lifeway Marketing and Events 26 250,694 Kefir Servings 20,018 Cheese Servings Total YTD Donations: 800+ EVENTS!

27 High Profile Event Partnerships 27

28

Revenue 29 $102.0 $119.1 $141.6 $160.1 $186.8 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 FY 20 FY 21 FY 22 FY 23 FY 24 LIFEWAY 2.0 CAGR 16.3%

Financial Highlights 30 F24 F23 x Revenue Growth vs. PY + 16.7% 13.1% x Gross Profit $48.6M $42.4M x Capital Investment $6.7M $4.4M x Operating Expense (SG&A) x Continued investment supporting brand awareness and revenue growth x Focused on expense management and operating expense leverage x Strong Balance Sheet x No outstanding bank debt at 12/31/2024. LIFEWAY 2.0

31 Investing in our future 31 Expand Away from Home and brand ubiquity through Foodservice, Convenience, Club and Drug channel distribution expansion 2. Accelerate marketing strategy to drive consumption & grow penetration 1. Execute innovation effectively in all channels (Muscle Mates, Organic Farmer Cheese, Lactose - Free and Collagen) 4. Expand kids – Conventional ProBugs 5. Close voids & expand assortment in traditional and natural retails 3.